UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

PROLUNG, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

PROLUNG, INC. dba IONIQ Sciences

350 W. 800 N., Suite 214

Salt Lake City, Utah 84103

May 14, 2021

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of ProLung, Inc. dba IONIQ Sciences (“ProLung,” “IONIQ” or the “Company”) scheduled to be held remotely via webconference at 11:30 a.m. to 12:30 p.m. MT on July 9, 2021. The accompanying Notice of Annual Meeting and Proxy Statement describe the items to be considered and acted upon by Stockholders. You may also find these documents online at www.viewproxy.com/IONIQ/2020.

For Registered Holders to vote: www.FCRVote.com/IONQ

For Registered Holders to vote via Phone, please call: 1-866-402-3905

The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available on the Internet at www.viewproxy.com/IONIQ/2020 or call IONIQ Sciences at 801-736-0729.

If you have any questions or require any assistance with voting, please contact IONIQ Sciences at 801-736-0729.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Jared Bauer

Jared Bauer
Chief Executive Officer

PROLUNG, INC. dba IONIQ Sciences

350 W. 800 N., Suite 214

Salt Lake City, Utah 84103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF PROLUNG, INC. dba IONIQ Sciences

Date:	July 9, 2021

Time:	12:00 p.m. (noon) local time (mountain time)

Place:

via Webcast: Register at http://www.viewproxy.com/IONIQ/2020/htype.asp by 11:59 p.m. (ET) July 6, 2021. After registering, you will receive an email confirming your registration as well as the password to attend the Annual Meeting.

Purposes:	1.	To elect one director to serve a three-year term expiring at the 2023 annual meeting of the Company’s Stockholders and until his or her successors are duly elected and qualified;
	2.	To ratify the appointment of Sadler Gibb, LLC to serve as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2020; and
	3.	To transact such other business that may properly come before the Annual Meeting of Stockholders and any adjournment thereof.

Who Can Vote:	Stockholders at the close of business on May 13, 2021.

How You Can Vote:	Stockholders may vote at the Annual Meeting by mail, online or by phone.

The Stockholder Meeting will be completely virtual and conducted via live audio webcast because of the public health impact of the COVID-19 pandemic to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Stockholder Meeting by first registering at https://viewproxy.com/ioniq/2020/htype.asp. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.

We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world at no-cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. During the Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.

Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or Proxy Card.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2020 annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://viewproxy.com/ioniq/2020/htype.asp. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Technical Difficulties

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 11:15 a.m. MDT on July 9, 2021, (15 minutes prior to the start of the meeting is recommended) the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

The Board of Directors (the “Board”) has set the close of business on May 13, 2021 as the record date for determining Stockholders of the Company entitled to notice of and to vote at the Annual Meeting.

EVEN IF YOU CANNOT ATTEND THE ANNUAL MEETING, PLEASE TAKE THE TIME TO PROMPTLY VOTE YOUR PROXY BY CAREFULLY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEE UNDER PROPOSAL 1 AND “FOR” PROPOSAL 3 USING THE ENCLOSED PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 9, 2021: The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available on the Internet at www.viewproxy.com/IONIQ/2020.

By authorization of the Board,

Jared Bauer
Chief Executive Officer

May 14, 2021

IMPORTANT

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE THE PROXIES YOU APPOINTED CAST YOUR VOTES.

For Registered Holders to vote: www.FCRVote.com/IONQ

For Registered Holders to vote via Phone, please call: 1-866-402-3905

The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available on the Internet at www.viewproxy.com/IONIQ/2020 or call IONIQ Sciences at 801-736-0729.

If you have any questions or require any assistance with voting, please contact IONIQ Sciences at 801-736-0729.

PROXY STATEMENT

The Board of Directors (the “Board”) of ProLung, Inc. dba IONIQ Sciences, a Delaware corporation (the “Company”), is using this Proxy Statement to solicit your proxy for use at our 2020 Annual Meeting of Stockholders (including any postponements or adjournments thereof, the “Annual Meeting”). We are sending this Proxy Statement and the enclosed proxy card on or about December 30, 2020, to our Stockholders of record as of the close of business on May 13, 2021. References in this Proxy Statement to “ProLung,” “IONIQ,” the “Company,” “we,” “us,” “our” and similar terms refer to ProLung, Inc. dba IONIQ Sciences.

OVERVIEW

Solicitation

Why am I receiving these materials?

Our Board is soliciting proxies in connection with the Annual Meeting. On or about May 24, 2021, we expect to begin mailing these proxy materials to Stockholders of record as of the close of business on May 13, 2021, the record date.

You are receiving this Proxy Statement as a Stockholders of the Company. We request that you promptly use the enclosed proxy card to vote, by telephone, Internet or mail, in the event you desire to express your support of or opposition to the proposals.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEE UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2 USING THE ENCLOSED PROXY CARD.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. You are giving the individual appointed by the Board as proxy (Don A. Patterson) the authority to vote your shares in the manner you indicate.

Why did I receive more than one notice?

You may receive multiple notices if you hold your shares in different ways (e.g., joint tenancy, trusts or custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your notice or other voting information from your broker. In any case, you should vote for each notice you receive.

Voting Information

Who is qualified to vote?

The Board has selected May 13, 2021 as the record date. You are qualified to receive notice of and to vote at the Annual Meeting if you owned shares of common stock of the Company (the “Common Stock”) at the close of business on May 13, 2021.

How many votes do I have?

You have one vote for each share of Common Stock that you owned at the close of business on the record date. These shares include shares held by you as a “Stockholder of record” and as a “beneficial owner.”

How many shares of Common Stock may vote at the Annual Meeting?

As of April 14, 2021, there were 4,094,908 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

1

What “quorum” is required for the Annual Meeting?

In order to have a valid Stockholder vote, a quorum must exist at the Annual Meeting. Following a deliberative review of the Company’s quorum requirements, on November 1, 2018, as permitted by the Bylaws, the Board amended the quorum provision of the Bylaws. As amended, the Bylaws provide that a quorum exists when the holders of shares of Common Stock having at least one-third of the votes which could be cast by the holders of all outstanding shares of Common Stock entitled to vote at the Annual Meeting are present in person or represented by proxy.

What is the difference between a “Stockholder of record” and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, the Company’s transfer agent, you are a “Stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How can I vote at the Annual Meeting?

Stockholders of Record. Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

●	By Internet – You may submit your proxy online via the Internet by going to www.FCRVote.com/IONQ. Internet voting facilities will be available 24 hours a day.

●	By Phone – You may submit your proxy via phone by calling 1-866-402-3905. Phone voting facilities will be available 24 hours a day.

●	By Mail – You may submit your proxy card by completing, signing and dating your proxy card and returning it in the reply envelope included with these proxy materials.

●	In Person – You may attend the Annual Meeting and vote in person by completing a ballot. Attending the Annual Meeting without completing a ballot will not count as a vote. You will need the virtual control number included on your proxy card or notice of internet availability if you choose to vote during the virtual meeting. You are encouraged to vote ahead of the Annual Meeting regardless of whether or not you plan to attend in person.

Beneficial Owners. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your bank, broker or other nominee. Your bank, broker or other nominee will not vote your shares on any non-routine matters unless you provide them instructions on how to vote your shares. You should instruct your bank, broker or other nominee how to vote your shares by following the directions provided by your bank, broker or other nominee. Alternatively, you may obtain a “legal proxy” from your bank, broker or other nominee and bring it with you to hand in with a ballot in order to be able to vote your shares at the Annual Meeting. If you would like to vote shares electronically at the Annual Meeting, you will need to obtain a legal proxy from your broker, bank or other nominee and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration process. After registering, you will receive a virtual control number in the email confirming your registration. Please note that if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting but you will not be able to vote shares electronically at the Annual Meeting.

General. If you submit your proxy using any of the methods above, Don A. Patterson will vote your shares in the manner you indicate. You may specify whether your shares should be voted for the nominees for director and for or against any other proposals properly introduced at the Annual Meeting. If you vote by telephone or Internet and choose to vote with the recommendation of the Board, or if you vote by mail, sign your proxy card, and do not indicate specific choices, your shares will be voted “FOR” the election of the director nominee (Proposal 1), and “FOR” ratification of the appointment of our independent public accounting firm (Proposal 2).

If a matter is not timely submitted pursuant to Rule 14a-4(c)(1), your proxy will authorize Don A. Patterson to vote your shares in his discretion with respect to any such matter subsequently raised at the Annual Meeting. At the time this Proxy Statement was filed, we knew of no matters to be considered at the Annual Meeting other than those referenced in this Proxy Statement.

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What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares on the proxy card as follows:

Proposal 1	—	FOR the election of the Board’s nominee for director with a three-year term expiring at the 2023 annual meeting of the Company’s Stockholders.

Proposal 2	—	FOR the ratification of the appointment of Sadler Gibb, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2020.

What are my choices when voting?

Proposal 1	—	You may cast your vote in favor of one or both director-nominees. You may also abstain from voting.

Proposal 2	—	You may cast your vote in favor of, or against, such proposal. You may also abstain from voting.

Why is the Board recommending a “FOR” vote for Proposals 1 and 2?

We describe all proposals and the Board’s reasons for supporting each of them in detail beginning on page [11] of this Proxy Statement.

How will my shares be voted if I do not specify how they should be voted?

If you execute the enclosed proxy card without indicating how you want your shares to be voted, the proxy appointed by the Board will vote as recommended by the Board and described previously in this section.

How will withheld votes, abstentions and broker non-votes be treated?

Withheld votes, abstentions and broker non-votes will be deemed as “present” at the Annual Meeting and will be counted for quorum purposes only.

Can I change my vote?

You may revoke your proxy before the time of voting at the Annual Meeting in any of the following ways:

●	by mailing a revised proxy card to the Chief Executive Officer of the Company; or

●	by voting in person at the Annual Meeting.

What vote will be required to approve each proposal?

The Bylaws provide that the election of a director requires a plurality of all of the votes cast either in person or by proxy at the Annual Meeting. Withheld votes, abstentions and broker non-votes will have no effect on the voting results of Proposal 1.

Proposal 2 will be approved if the number of votes cast, in person or by proxy, in favor exceeds a majority of the shares of Common Stock entitled to vote on the Proposals. Withheld votes, abstentions and broker non-votes will be the equivalent of a vote against Proposal 3.

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What are broker non-votes?

Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders before the Annual Meeting. Broker non-votes will be the equivalent of votes against Proposal 2.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters if they do not receive instructions from their customers.

The ratification of the independent registered accounting firm is considered a routine matter for which brokerage firms may vote unvoted shares. The election of directors is not considered a routine matter under current securities rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” It should be noted that securities rules previously considered the election of directors to be a “routine” matter for which brokerage firms could vote in the election of directors if the record holder had not received instructions on how to vote from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Who will count the votes?

Individuals designated by the Board will count the votes and serve as inspectors of election. The inspectors of election will be present at the Annual Meeting.

General

Who will pay the cost of this proxy solicitation?

The Company will pay the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Common Stock.

How are proxies being solicited for use at the Annual Meeting?

All solicitations on behalf of the Board will be preceded by this Proxy Statement. Officers, directors and employees of the Company may, for no additional consideration, contact Stockholders by telephone, e-mail or similar means in order to encourage them to send in proxies.

How are proxy materials being delivered?

Proxy materials are being delivered to all holders by mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 9, 2021: The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available on the Internet at www.viewproxy.com/IONIQ/2020.

Has the Company received notice from one or more Stockholders that they intend to nominate director candidates at the Annual Meeting?

No.

Under the First Amended and Restated Bylaws of the Company (the “Bylaws”), a Stockholder may submit a proposal to be voted on by the Stockholders of the Company to change the number of directors composing the Board. Such amendment must be proposed in accordance with the requirements set forth in the Bylaws, which, among other things, include valid and timely submission.

4

What are the fiscal year end dates?

This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and additional information about IONIQ Sciences and its executive officers and directors. Some of the information is provided as of the end of our 2019 or 2020 fiscal years and some of the information is provided as of a more recent date. Our fiscal year 2019 ended on December 31, 2019 and our fiscal year 2020 ended on December 31, 2020.

Where can I find the voting results?

We intend to announce preliminary voting results at the Annual Meeting. We will disclose the preliminary results in a Current Report on Form 8-K, which we expect to file following the Annual Meeting. You can obtain a copy of the Form 8-K by logging on to our website at https://ioniqsciences.com/investor-relations/financial-information/sec-filings/, or by visiting the Securities and Exchange Commission’s (the “SEC”) public reference room at 100 F Street, NE, Washington, DC 20549, or through the EDGAR system at www.sec.gov. Information on our website does not constitute part of the Company’s proxy solicitation materials.

Whom should I call if I have questions about the Annual Meeting?

For Registered Holders to vote: www.FCRVote.com/IONQ

For Registered Holders to vote via Phone, please call: 1-866-402-3905

The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available on the Internet at www.viewproxy.com/IONIQ/2020 or call IONIQ Sciences at 801-736-0729.

If you have any questions or require any assistance with voting, please contact IONIQ Sciences at 801-736-0729.

5

CORPORATE GOVERNANCE

Board Composition

Our Bylaws provide that the Board shall consist of one or more members, with such number to be determined by the Board. The whole Board currently consists of six members. In accordance with our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), our Board is divided into three classes. At each annual meeting of Stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are currently divided among the three classes as follows:

●	The Class I director is Jim Hogan. His term will expire at the 2020 Annual Meeting of ProLung Stockholders to be held on July 9, 2021. Jim Hogan is seeking re-election for a term that will expire at the annual meeting of Stockholders to be held in 2023.

●	The Class II directors are David Nielsen, Jared Bauer and Leavitt Partners (designee is Rich McKeown). Their terms will expire at the 2021 Annual Meeting of ProLung Stockholders.

●	The Class III directors are Don A. Patterson and Michael A. Garff. Their terms will expire at the 2022 Annual Meeting of ProLung Stockholders.

We expect that any additional directorships resulting from an increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

The Board does not have a policy requiring that directors attend annual meetings; however, all of the directors expect to attend the upcoming Annual Meeting to be held on July 9, 2021.

Involvement in Legal Proceedings

To our knowledge, none of our directors or executive officers have, during the past 10 years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Board Leadership Structure

The Board believes that no single leadership model is appropriate for all companies at all times. The Board recognizes that, depending on the circumstances, other leadership models, such as having the same person serve as Chairman (or, in the absence of the Chairman of the Board, the Vice Chair of the Board) and Chief Executive Officer may be appropriate. Based upon the Company’s future needs and resources, the Board may determine to modify the existing leadership structure in the future.

Board Risk Oversight

The Board is involved in assessing and managing risks that could affect the Company. One of the roles of the Board is to periodically assess the processes utilized by management with respect to risk assessment and risk management, including identification by management of the principal risks of the Company’s business, and the implementation by management of appropriate systems to deal with such risks. The Board fulfills these responsibilities either directly or, as appropriate, through delegation to individual directors or committees.

The Audit Committee is generally responsible for oversight of risks such as those relating to the quality and integrity of the Company’s financial reports and the independence and qualifications of the Company’s independent registered public accounting firm.

Risks of Employee Compensation Program

The Company’s management and the Compensation Committee have assessed the risks associated with our compensation policies and practices for all employees, including non-executive officers. Based on the results of this assessment, we do not believe that our compensation policies and practices for all employees, including non-executive officers, create risks that are reasonably likely to have a material adverse effect on the Company.

6

Director Independence

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Don A. Patterson, Jim Hogan, David Nielsen and Rich McKeown, representing four of our six directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. Due to his role as the Chief Executive Officer, the Board has determined that Jared Bauer is not independent under the applicable rules and regulations of the SEC. Due to his role as the Chief Operating Officer, the remaining Board has determined that Michael A. Garff is not independent under the applicable rules and regulations of the SEC. In making this determination, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Communicating Concerns to Directors

Stockholders and other interested parties may communicate with one or more directors or the non-management directors as a group in writing by regular mail. The following address may be used by those who wish to send such communications by regular mail:

Board of Directors or Name of Individual Director(s)

c/o Chief Executive Officer

IONIQ Sciences

350 W. 800 N., Suite 214

Salt Lake City, Utah 84013

Board Committees

Our Board has established an “Audit Committee” and a “Finance & Compensation Committee.” Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees to facilitate the management of our business. Additional information about the composition and functions of our Audit Committee and Finance & Compensation Committee is provided below.

The table below indicates the names of the directors currently serving on the Audit and Finance & Compensation Committees as of the date of this Proxy Statement.

Committees and Current Membership	Committee Functions

Audit Committee Don A. Patterson (1) Michael A. Garff	●	Serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system.
	●	Review and appraise the audit efforts of the Company’s independent accountants.
	●	Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues.
	●	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

7

Finance & Compensation Committee Jim Hogan	●	Review and approve the Company’s compensation and benefit programs. For this purpose, compensation shall include:

David Nielsen	○	annual base salary;
Leavitt Partners (designee Rich McKeown)	○	annual incentive opportunity;
	○	stock option or other equity participation plans;
	○	profit-sharing plans;
	○	long-term incentive opportunity;
	○	the terms of employment agreements, severance agreements and change in control agreements, in each case as, when and if appropriate;
	○	any special or supplemental benefits; and
	○	any other payments that are deemed compensation under applicable SEC rules.

●	Assist the Board by identifying qualified candidates for director, and recommend to the Board the director nominees for the next annual meeting of Stockholders.
●	Lead the Board in its annual review of the Board’s performance.
●	Recommend to the Board director nominees for each Board Committee.
●	Develop and recommend to the Board corporate governance guidelines applicable to the Company.

(1)	“Audit Committee Financial Expert,” as determined by the Board, as such term is currently defined in Item 407(d)(5) of Regulation S-K.

None of the members of our Compensation Committee are or have been officers or employees of us or any of our subsidiaries or had during 2020 a relationship requiring disclosure as a related party transaction.

Audit Committee

The Audit Committee is responsible for assisting our Board in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors and our internal financial and accounting controls. The Audit Committee has direct responsibility for the appointment, compensation, retention, termination and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee. The Audit Committee also prepares the Audit Committee report that the SEC requires to be included in our annual proxy statement.

Our Audit Committee currently consists of Messrs. Patterson and Garff. The chair of our Audit Committee is Mr. Patterson. Our Board has determined that Mr. Patterson is an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulations S-K. Our Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements, in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The Board has adopted a written Audit Committee Charter. The Audit Committee met informally a number of times during 2020 for common review, communication on the accuracy of the financial filings and approval for filing.

Finance & Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the compensation of the Chief Executive Officer and approves, or recommends to our Board for approval, the compensation for other executives. The Compensation Committee reviews all compensation components, including base salary, bonus, benefits and other perquisites.

Our Compensation Committee consists of Messrs. Hogan, Nielsen and Leavitt Partners (designee Rich McKeown). Our Board has determined that Messrs. Hogan, Nielsen and McKeown are independent and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended. The chair of our Compensation Committee is Mr. Hogan.

8

The Board has adopted a written Compensation Committee Charter. The Compensation Committee was formed in 2016 then renamed in 2019 to Finance & Compensation Committee, which met two (2) times during 2020.

Meetings and Attendance

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and Stockholders’ meetings. In 2020, the Board held nine (9) Board meetings, multiple Audit Committee meetings, two (2) Finance & Compensation Committee meetings. During 2020, each of our directors attended at least 75% of the meetings of the Board and the meetings of the committees of the Board on which that director served. We do not have a policy on whether directors are required to attend annual meetings of Stockholders, although five of our six directors then in office attended the 2019 annual meeting of the Company’s Stockholders.

Executive sessions of independent directors are held, at a minimum, in conjunction with each quarterly Board meeting. Any “non-employee director” can request that an executive session be scheduled. The independent directors also meet from time to time with the Chairman, or, in the absence of a Chairman, the Vice Chair of the Board.

Director Nominations and Board Composition

When seeking candidates for director, the Board may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of a candidate, the Board of Directors will interview that candidate if it believes the candidate might be suitable to serve as a director. The Board of Directors may also ask the candidate to meet with Company management. If the Board of Directors believes a candidate would be a valuable addition to the Board, and either there is a vacancy on the Board or the Board of Directors believes it is in the best interests of the Company and our Stockholders to increase the number of Board members to elect that candidate, it will recommend that candidate’s election. To date, the Board of Directors has not engaged a professional search firm to assist in identifying candidates for service on the Board.

Although no formal diversity policy is in place, in performance of its duties the Board believes that the backgrounds and qualifications of the Board, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will enable the Board to fulfill its responsibilities. Therefore, the Board of Directors considers diversity in identifying nominees for directors, as described in more detail below. In this regard, the Board views diversity in a broad sense, including on the basis of business experience, industry knowledge and experience, public service experience, gender and ethnicity.

Before nominating a sitting director for re-election at an annual Stockholder meeting, the Board of Directors will consider the director’s performance on the Board and whether the director’s re-election would be in the best interests of the Company’s Stockholders and consistent with the Company’s corporate governance guidelines and the Company’s continued compliance with its contractual obligations and applicable law, rules and regulations.

The Board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to the Company and may contribute to the success of the Company’s business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of the Company’s business. When considering candidates for director, the Board of Directors takes into account a number of factors, including the following:

●	Independence from management;
●	Age, gender and ethnic background;
●	Relevant business experience;
●	Judgment, skill and integrity;
●	Existing commitments to other businesses;
●	Potential conflicts of interest;
●	Corporate governance background;
●	Financial and accounting background;
●	Executive compensation background; and
●	Size and composition of the existing Board.

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The Board of Directors will consider candidates for director suggested by Stockholders by considering the foregoing criteria and the additional information referred to below. Under the Company’s policy on Stockholder recommendations, it is obligated only to accept recommendations from persons or groups who have held 5% or more of the Common Stock for more than a year, and only one nominee from each such group. Stockholders wishing to suggest a candidate for director should write to IONIQ Sciences, Attn: Board of Directors, 350 W. 800 N., Suite 214, Salt Lake City, Utah 84013 and include the following:

●	The name and address of the Stockholder and a statement that he, she or it is a Stockholder of the Company and is proposing a candidate for consideration by the Board of Directors;
●	The class and number of shares of Common Stock owned by the Stockholder as of the record date for the annual Stockholder meeting (if such date has been announced) and as of the date of the notice, and the length of time such Stockholder has held such shares;
●	The name, age and address of the candidate;
●	A description of the candidate’s business and educational experience;
●	The class and number of shares of Common Stock, if any, owned by the candidate, and length of time such candidate has held such shares;
●	Information regarding each of the foregoing criteria the Board of Directors generally considers, other than the factor regarding Board size and composition, sufficient to enable the Board of Directors to evaluate the candidate;
●	A description of any relationship between the candidate and any customer, supplier or competitor of the Company or any actual or potential conflict of interest;
●	A description of any relationship or understanding between the Stockholder and the candidate; and
●	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Compensation Processes and Procedures

Compensation is determined by our Finance & Compensation Committee in accordance with the Compensation Committee Charter. Compensation decisions are based upon the Finance & Compensation Committee’s subjective determination of what salaries the Company can afford with its limited resources and what level of equity-based compensation is necessary to attract and retain key personnel. Based upon the subjective knowledge of the industry and other public companies, the Company believes that its salaries currently in place or proposed for its executive officers are at market for early-stage biotechnology companies; however, the Board of Directors has conducted no formal survey or comparison.

Jared Bauer, CEO, consults with the Finance & Compensation Committee about compensation of individuals other than himself. The Finance & Compensation Committee cannot delegate its authority.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Composition of the Board

Our Bylaws provide that the Board shall consist of one or more members, with such number to be determined by the Board. The whole Board currently consists of six members. In accordance with our Certificate of Incorporation, our Board is divided into three classes. At each annual meeting of Stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are currently divided among the three classes as follows:

●	The Class I director is Jim Hogan. His term will expire at the 2020 Annual Meeting of ProLung Shareholders to be held on July 9, 2021.

●	The Class II directors are David Nielsen, Jared Bauer and Leavitt Partners (designee Rich McKeown). Their terms will expire at the 2021 Annual Meeting of ProLung Shareholders.

●	The Class III directors are Don A. Patterson and Michael A. Garff. Their terms will expire at the 2022 Annual Meeting of ProLung Shareholders.

We expect that any additional directorships resulting from an increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Nominee for Election as Director

At the Annual Meeting, the Company proposes to elect one director to hold office until the 2023 annual meeting of Stockholders and until his or her successor has been elected and qualified. The nominee of the Board for election at the Annual Meeting is Mr. Jim Hogan. The nominee is currently serving as director of the Company. Mr. Hogan has consented to serve as a nominee, serve as a director if elected and be named as nominee. If, prior to the Annual Meeting, Mr. Hogan becomes unable to serve as a director, the Board may designate a substitute nominee. In that event, the person or people named as proxy intends to vote for the substitute nominee designated by the Board.

The Board believes that Mr. Hogan possess the experience and qualifications that directors of the Company should possess, as described in detail below, and that their experience and qualifications complement the experience and qualifications of the other directors. The experience and qualifications of the nominees and other members of the Board, including information regarding the specific experience, qualifications, attributes and skills that led the Board to conclude that he should serve as a director of the Company at the present time, in light of the Company’s business and structure, are set forth in this Proxy Statement.

Jim Hogan, MBA; Director – Mr. Hogan, age 64, is currently an IONIQ Director and has served his entire professional career in the medtech industry in multiple locations in the USA and abroad. After rising to the role of Director of Sales and Marketing for Pfizer Europe in London, he successfully founded two medtech companies and led two others. These four start-up medtech companies were all successfully exited. Mr. Hogan recently retired from Medtronic, one of the world’s largest medtech companies, where he was President of Medtronic Latin America, corporate Vice President, and appointed to the company’s Sr. Executive Committee. Mr. Hogan has deep operational, sales, marketing, and general management expertise with medical devices and therapeutics in some of the smallest and largest medtech companies in the world. Mr. Hogan remains dedicated to health-related philanthropic endeavors from his home in Park City, Utah. Mr. Hogan holds a BA in Chemistry and Psychology in addition to a MBA from the University of Minnesota. We believe that Mr. Hogan is well qualified to serve as a director due to his extensive medtech business experience.

The Board recommends that Stockholders vote FOR the nominee listed above.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee has recommended and approved the appointment of Sadler Gibb, LLC as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending December 31, 2020. The Company is seeking Stockholder ratification of such action.

It is expected that representatives of Sadler Gibb will not attend the Annual Meeting and will not be available to make a statement or respond to questions at that time.

Fees Paid to Independent Registered Public Accounting Firm

The following table summarizes the fees of MaloneBailey, LLP (“MaloneBailey”) and Sadler, Gibb & Associates LLC (Sadler Gibb), our independent auditors, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two years for other services. The Company switched from MaloneBailey to Sadler Gibb after the 2Q19 10-Q.

	2020	2019
Audit Fees	$46,000	$45,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$46,000	$45,000

Audit Fees. Audit fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Forms 10-K, reviews of our interim consolidated financial statements included in our Quarterly Reports on Forms 10-Q and related matters.

Audit-Related Fees. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

Tax Fees. Tax Fees consist of fees billed for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees. All other fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above.

Our Board has determined that all non-audit services provided by Sadler Gibb were compatible with maintaining that firm’s audit independence.

The Audit Committee has established pre-approval policies and procedures requiring that the Audit Committee approve in advance any engagement of the independent auditors to render audit or non-audit services. As a result, all engagements during 2020 and 2019 of the independent auditors to render audit or non-audit services were approved by the Audit Committee.

The Board recommends that Stockholders

vote FOR the ratification of appointment of

Sadler Gibb, LLC as the Company’s Independent Registered Public Accounting Firm

(Independent Auditors) for the year ending December 31, 2020.

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REPORT OF THE AUDIT COMMITTEE TO STOCKHODERS

The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee is a separately designated standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act and operates under a written charter approved by the Board.

The Audit Committee provides oversight of the Company’s accounting and financial reporting processes, systems of internal accounting and financial controls and the audits of the Company’s financial statements. The Audit Committee reviewed with the Company’s independent registered public accounting firm and management the financial information included in the Company’s audited financial statements. All members of the Audit Committee are “independent,” as defined in the Marketplace Rules of The Nasdaq Stock Market.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with generally accepted auditing standards in the U.S. and for expressing an opinion on those financial statements based on its audit. The Audit Committee reviews these processes on behalf of the Board.

The Audit Committee has reviewed and discussed with our management and the independent auditors the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, including a discussion of the quality, not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.16, as amended and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and all other matters required to be discussed by PCAOB.

Our independent accountants also provided to the Audit Committee the written disclosure required by applicable requirements of the PCAOB regarding independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent accountants that firm’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC. At the 2019 Annual Meeting of the ProLung Shareholders, the Shareholders ratified the selection of MaloneBailey as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2019.

Audit Committee:

Don A. Patterson (Chairman)

Michael A. Garff

The foregoing report of the audit committee to Stockholders is not “soliciting material,” is not deemed to be filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

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CURRENT DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The names, ages and principal occupations of the Company’s directors and executive officers who are deemed participants in the solicitation are set forth below. The name of the participants’ organization of employment are as follows and, unless otherwise set forth below, the principal business address of each such person is c/o IONIQ Sciences, Inc., 350 W. 800 N., Suite 214, Salt Lake City, Utah 84103:

Name	Age	Title	Director or Officer Since
Jared B. Bauer	39	Chief Executive Officer and Director	2018
Michael A. Garff	38	Chief Operating Officer and Director	2009
Rex Chin-Wei Yung, MD, FCCP; Chief Medical Officer	64	Chief Medical Officer	2017
Don A. Patterson	68	Director	2019
Jim Hogan	64	Director	2019
David Nielsen	48	Director	2019
Leavitt Partners (designee Rich McKeown)	74	Director	2019

Jared B. Bauer, MBA; Chief Executive Officer and Director – Mr. Bauer, age 39, was appointed Interim Chief Executive Officer in September 2018 and then Chief Executive Officer in October 2019. Mr. Bauer has focused his professional endeavors on the medtech industry and is also the CEO of Cibus Biotechnologies Inc. In 2012, Mr. Bauer acquired BurnFree Products, and in just two years with a focus on sustainable revenue generation, led the team to expand BurnFree distribution to 58 countries, managing regulatory processes, re-working quality systems and making BurnFree the second largest burn treatment product line in the world. Mr. Bauer currently serves as a trustee of The Oliver Fund, a non-profit he co-founded, Chairman of the BioUtah SLC Biotech Initiative Advisory Committee, Board member of the BioHive, and recently served as an adjunct professor of entrepreneurship at Ensign College. He holds a BS in Economics from the University of Utah, and an MBA from Boise State University.

Michael A. Garff, MBA; Chief Operating Officer and Director – Mr. Garff, age 38, joined the Company as Chief Operating Officer in June 2009. At the Company, he obtained European regulatory approval (CE Mark), organized manufacturing, acquired clinical sites at premier cancer hospitals, and designed and implemented a certified ISO 13485 quality management system. Currently, he oversees the Company’s product development, manufacturing, clinical studies, regulatory affairs, FDA submissions, quality audits, data analysis, and patents. Prior to working at the Company, he was involved with the Pierre Lassonde Entrepreneur Center, where he served as a director and helped launch several biomedical companies. Previously, Mr. Garff earned a reputation as an organization builder and effective project manager at the Biomedical Informatics Department of the University of Utah and US Bank. His commercialization experience and entrepreneurial attitude towards challenges gives him an uncommon perspective in developing technology into products and creating successful companies. He holds a Bachelor of Science degree in Business Finance and a Master of Business Administration degree from the University of Utah. We believe that Mr. Garff is well qualified to serve as a director and officer due to his extensive business experience and history with the Company.

Don A. Patterson; Director – Mr. Patterson, age 68, has a broad range of experience. He began his professional career in public accounting and worked for both large and small firms as a CPA for 24 years. During this time, he developed expertise in financial analysis and was significantly involved in merger and acquisition (M&A) activities. He has been involved in multiple boards of directors for companies ranging in size from small, closely-held companies to large privately-held, publicly listed companies. In one instance where he served on the boards of two NASDAQ-listed and affiliated firms as the Chair of the Audit Committee and a member of the Compensation Committee, he was directly involved in the sales negotiation to an investment bank. He has also been one of the founders in various entrepreneurial ventures, including manufacturing, distribution, intellectual property (IP) development and prosecution. His primary pursuit for the past 19 years has been in the development and licensing of patents involving manufacturing processes used in the home products industry. Mr. Patterson currently resides in Gilbert, Arizona and holds a BA degree in accounting from Arizona State University. We believe that Mr. Patterson is well qualified to serve as a director due to his extensive finance experience and history with the Company.

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Jim Hogan, MBA; Director – Mr. Hogan, age 64, served his entire professional career in the medtech industry in multiple locations in the USA and abroad. After rising to the role of Director of Sales and Marketing for Pfizer Europe in London, he successfully founded two medtech companies and led two others. These four start-up medtech companies were all successfully exited. Mr. Hogan recently retired from Medtronic, one of the world’s largest medtech companies, where he was President of Medtronic Latin America, corporate Vice President, and appointed to the company’s Sr. Executive Committee. Mr. Hogan has deep operational, sales, marketing, and general management expertise with medical devices and therapeutics in some of the smallest and largest medtech companies in the world. Mr. Hogan remains dedicated to health-related philanthropic endeavors from his home in Park City, Utah. Mr. Hogan holds a BA in Chemistry and Psychology in addition to a MBA from the University of Minnesota. We believe that Mr. Hogan is well qualified to serve as a director due to his extensive medtech business experience.

David Nielsen, MBA; Director – Mr. Nielsen, age 48, is currently a partner at SaltRidge consulting, which is a medtech product development company, and Chair / COO of Advanced Conceptions, a start-up in the fertility space, both in Salt Lake City, Utah. He has 20 years of R&D and leadership experience at BioFire and BioFire Defense (formerly named Idaho Technology), which sold to bioMérieux in 2014. As one of the original Idaho Technology employees, Mr. Nielsen worked in various roles in engineering, management, and business development rising to the position of Vice President of Product Development. He managed a team of more than 70 scientists and engineers who were responsible for developing and launching new medical diagnostic products and supporting the complex regulatory clearance process in the US, EU, and other jurisdictions. Mr. Nielsen holds a BS degree in Mechanical Engineering from Brigham Young University, and a Master of Mechanical Engineering from the University of Utah. We believe that Mr. Nielsen is well qualified to serve as a director due to his extensive finance experience and history with the Company.

Leavitt Partners (designee Rich McKeown); Director – Mr. Rich McKeown, age 74, is the co-founder and former Chairman of the Leavitt Partners Board of Directors. Mr. McKeown is re-joining the IONIQ Board, as the Leavitt Partners’ corporate designee, after previously serving on the ProLung Board from 2014-2017. Leavitt Partners is a health care intelligence business that understands the emerging role of value in health care. In previous roles, Mr. McKeown served as chief of staff for Mike Leavitt at the U.S. Department of Health and Human Services (HHS). At HHS, he directed and coordinated the activities of the largest department in the federal government, serving as the Secretary’s day-to-day manager for a department that employed 67,000 people and had an annual budget in excess of $840 billion. He also led the negotiations between China and the FDA regarding Drug, Device and Food issues which led to landmark agreements in 2008 and paved the way for the placement of US-FDA offices around the world. Mr. McKeown also served as senior counselor and chief of staff to Administrator Mike Leavitt at the U.S. Environmental Protection Agency (EPA). Mr. McKeown co-authored with Mike Leavitt the highly-acclaimed book titled Finding Allies, Building Alliances. Prior to his public service in Washington, D.C., Mr. McKeown served as chief of staff to Governor Mike Leavitt and as commissioner of the Utah State Tax Commission. Mr. McKeown currently resides in Salt Lake City, Utah and received his juris doctorate from the University of Utah and bachelor’s degree from Ohio University. We believe that Mr. McKeown is well qualified to serve as a director due to his extensive finance experience and history with the Company.

Leavitt Partners is a health care intelligence business. They help their clients successfully navigate the evolving role of value in health care by informing, advising, and convening industry leaders on value market analytics, alternative payment models, federal strategies, insurance market insights and alliances. Through their family of businesses, they provide investment support, data and analytics, member-based alliances and direct services to clients to support decision-making strategies in the value economy. They understand the emerging role of value in health care and the significance of this development to the future of their clients. Their insights and tools in this vital arena can help their clients make smart decisions, successfully navigating from today’s uncertainty to tomorrow’s prosperity.

Executive Officers

In addition to Jared Bauer, the Chief Executive Officer of the Company, and Michael A. Garff, whose biographical information is set forth above, the following individual serves as an executive officer of the Company.

Rex Chin-Wei Yung, MD, FCCP; Chief Medical Officer – Dr. Yung, age 64, is the Company’s Chief Medical Officer and is leading the evaluation of opportunities to expand our underlying science and indications through his expertise in translational research of lung cancer biomarkers and early cancer detection through imaging and bronchoscopy. Previously, Dr. Yung was the Director of Pulmonary Oncology and Director of Bronchoscopy at Johns Hopkins University School of Medicine. Dr. Yung remains an adjunct faculty in the Department of Oncology at Johns Hopkins University. Dr. Yung is a fellow of the American College of Chest Physicians. He is board certified in Internal Medicine, Pulmonary and Critical Care Medicine and has served on the executive board of the American Association for Bronchology and Interventional Pulmonology and the editorial board of the Journal of Bronchology and Interventional Pulmonology. Dr. Yung graduated from Harvard University and received his Doctor of Medicine from the University of California at Los Angeles.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation

The following table provides details with respect to the total compensation of the Company’s named executive officers during the years ended December 31, 2020, and 2019. The Company’s named executive officers are (a) each person who served as the Company’s Chief Executive Officer during 2020, (b) the next two most highly compensated executed officers serving as of December 31, 2020, whose total compensation exceeds $100,000 and (c) any person who could have been included under (b) except for the fact that such person was not an executive officer on December 31, 2020.

Summary Compensation Table

Name & Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (4)(5)(6)	All Other (7)	Total

Jared B. Bauer, Chief	2020	$110,000	$-	$-	$79,884	$-	$189,884
Executive Officer(1,2)	2019	$96,000	$-	$-	$361,129	$-	$457,129

Michael Garff, Chief	2020	$161,288	$-	$-	$60,590	$-	$186,265
Operating Officer(3)	2019	$161,288	$-	$-	$24,977	$-	$186,265

Rex Chin-Wei Yung, MD,	2020	$180,000	$-	$-	$15,749	$-	$180,000
FCCP; Chief Medical Officer(4)	2019	$180,000	$-	$-	$35,901	$-	$180,000

(1)	Mr. Bauer was appointed as our interim Chief Executive Officer in August 2018 and promoted to CEO in October 2019. Mr. Bauer was being compensated under a consulting contract of $8,000 per month, which was increased by the Board to $10,000 per month in June 2020 at which point he became a salaried employee of the Company.

(2)	Includes the aggregate grant date fair value of options to purchase 33,000 and 127,000 shares of common stock issued to Mr. Bauer during 2020 and 2019, respectively in accordance with FASB ASC. Options related to Mr Bauer’s service as CEO during the years ended December 31, 2020 and 2019 totaled 25,000 and 119,000, respectively. Options related to service as a director during 2020 and 2019 totaled 8,000 for each year.

(3)	Includes the aggregate grant date fair value of options to purchase 25,004 and 9,000 shares of common stock issued to Mr. Garff during 2020 and 2019, respectively in accordance with FASB ASC. Options related to Mr Garff’s service as an employee COO during the year ended December 31, 2020 totaled 17,004. Options related to service as a director during 2020 and 2019 totaled 8,000 and 9,000 respectively.

(4)	Includes grant date fair value of 6,478 and 12,500 options issued to Dr. Yung for his service to the Company during the year ended December 31, 2020 and 2019, respectively. Dr. Yung had served as Chief Scientific Officer since August 2017 up until his appointment as Chief Medical Officer in June 2019.

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Employment Agreements and Incentive Compensation

None of the named directors or executive officers are party to any written employment agreements with the Company.

Equity Awards

There were no equity awards granted to any of the named officers during the year ended December 31, 2020.

Compensation of Non-Executive Directors

Compensation is determined by our Finance & Compensation Committee in accordance with the Finance & Compensation Committee Charter. Compensation decisions are based upon the Finance & Compensation Committee’s subjective determination of what salaries the Company can afford with its limited resources and what level of equity-based compensation is necessary to attract and retain key personnel. Based upon the subjective knowledge of the industry and other public companies, the Company believes that its salaries currently in place or proposed for its directors are at market for early-stage biotechnology companies; however, the Board has conducted no formal survey or comparison.

Our compensation for “non-executive directors” is designed to be competitive with our peer group of early-stage biotechnology companies, link rewards to business results and Stockholder returns and facilitate increased ownership of our stock. Our executive officers are not paid additional compensation for their services as directors.

The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to our non-executive directors for all services rendered in all capacities to our company, or any of its subsidiaries, for the year ended December 31, 2020:

Compensation Table for Non-Executive Directors

Name & Principal Position	Fees Earned or Paid	Stock Awards	Option Awards	Other	Total
David Nielsen (1)	$-	$-	$19,251	$-	$19,251
Don Patterson (2)	$-	$-	$24,065	$-	$24,065
Jim Hogan (3)	$-	$-	$24,065	$-	$24,065
Rich McKeown (4)	$-	$-	$19,251	$-	$19,251

(1)	Represents the aggregate grant date fair value of options to purchase 8,000 shares of common stock issued in accordance with FASB ASC Standards.
(2)	Represents the aggregate grant date fair value of options to purchase 10,000 shares of common stock issued in accordance with FASB ASC Standards.
(3)	Represents the aggregate grant date fair value of options to purchase 10,000 shares of common stock issued in accordance with FASB ASC Standards.
(4)	Represents the aggregate grant date fair value of options to purchase 8,000 shares of common stock issued in accordance with FASB ASC Standards.

Director Compensation Arrangements

For the year ended December 31, 2020, each member of the Board has options to purchase shares of Common Stock for services on the Board. Additionally, members of the Board that serve as Chairman of the Board or Chairman of various committees are awarded additional options. Options are awarded quarterly to the Board with no vesting period. In the event of early termination of services, a pro rata portion of the options are required to be returned to the Company, unless such forfeiture is waived by the Board at its discretion. Under the compensation principles approved by the Board, yearly cash and shares of Common Stock are awarded to directors as follows:

1.	The Chairman of the Board, Chairman of the Audit Committee and Chairman of the Finance & Compensation Committee receives an award of 2,500 options for each quarter of service.

2.	All remaining Board members receive an award of 2,000 options for each quarter of service.

Compensation Committee Interlocks and Insider Participation

During 2020, no member of the Finance & Compensation Committee: (1) was an officer or employee of ours or any of our subsidiaries; (2) was formerly an officer of ours or any of our subsidiaries; or (3) had any relationship requiring disclosure in this Proxy Statement pursuant to SEC rules.

In addition, no executive officer served: (1) as a member of the Finance & Compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Finance & Compensation Committee; (2) as a director of another entity, one of whose executive officers served on the Finance & Compensation Committee; or (3) as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Board.

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TRANSACTIONS WITH RELATED PERSONS

In 2020, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds the lesser of (1) $120,000 and (2) one percent of the average of our total assets at year-end for the last two completed fiscal years, in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest, other than the compensation transactions described under “Compensation Discussion and Analysis” and the transactions described below.

Review and Approval of Related Person Transactions

It is the Company’s policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with the Company’s business interest. This policy is included in our Code of Conduct. Each director and executive officer is instructed to always inform the Chairman and Corporate Secretary when confronted with any situation that may be perceived as a conflict of interest. In addition, at least annually, each director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest. The Board of Directors reviews all relevant information, including the amount of all business transactions involving the Company and the entity with which the director is associated, and makes recommendations, as appropriate, to the Board.

As required under SEC rules, related party transactions that are determined to be directly or indirectly material to a related person where the amount involved exceeds $120,000 are required to be disclosed. We are not aware of any related party transactions since the beginning of fiscal year 2020. In addition, the Board of Directors reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the Committee considers:

●	the nature of the related person’s interest in the transaction;
●	the material terms of the transaction, including, without limitation, the amount and type of transaction;
●	the importance of the transaction to the related person;
●	the importance of the transaction to the Company;
●	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and
●	any other matters the Board of Directors deems appropriate.

Any member of the Board of Directors who is a related person with respect to a transaction under review may not participate in the deliberations or vote for approval or ratification of the transaction; provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists, as of December 31, 2020, the number of shares of our Common Stock that are beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each named executive officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal Stockholders and management is based upon information furnished by each person using beneficial ownership concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 4,094,908 shares of our Common Stock issued and outstanding as of 4/30/2021. Unless otherwise indicated, the address of each person listed is c/o IONIQ Sciences, Inc., 350 W. 800 N., Suite 214, Salt Lake City, Utah 84103.

Name of Officer or Director	Title of Class	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
Jared Bauer, Chief Executive Officer and Director	Common	197,000	(3)	4.6%
Michael Garff, Chief Operating Officer and Director	Common	118,876	(4)	2.9%
Don Patterson, Director	Common	187,594	(5)	4.4%
Jim Hogan, Director	Common	20,000	(6)	*
David Nielsen, Director	Common	16,000	(7)	*
Rich McKeown, Director	Common	14,000	(8)	*
Rex Chin-Wei Yung, M.D., Chief Medical Officer	Common	60,576	(9)	1.5%
All Directors and Officers as a group (seven persons)	Common	614,046		13.3%
>5% Stockholders:
Eric Sokol	Common	378,082	(10)	9.1%
ProLung China, Ning Zhou	Common	278,053		6.8%

*	Less than 1%

(1)	The number of shares included on this table includes those shares owned by the beneficial owner’s spouse, an entity or trust controlled by the beneficial owner, or owned by another person in the owner’s household.
(2)	Beneficial Ownership for each officer or director is calculated as if all convertible debt, options, warrants or other rights to acquire Common Stock exercisable within 60 days held by that officer or director have been exercised (but that no other person has been exercised any such rights).
(3)	Includes 197,000 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(4)	Includes 59,501 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(5)	Includes 152,669 shares of Common Stock subject to convertible debt, options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(6)	Includes 20,000 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(7)	Includes 16,000 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(8)	Includes 14,000 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(9)	Includes 60,576 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(10)	Includes 49,893 shares of Common Stock subject to convertible debt, options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of the Common Stock to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in Common Stock, as well as changes in that ownership. To our knowledge, based solely on its review of such Section 16(a) reports and written representations that the Company has received, the Company believes that all reporting obligations of our officers, directors and greater than 10% Stockholders under Section 16(a) were satisfied during 2020.

19

POLICY ON PRE-APPROVAL OF RETENTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 2020 audit and non-audit services provided by Sadler Gibb were pre-approved by the Audit Committee. The non-audit services which were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the accounting firm’s independence.

The Audit Committee has in place pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Sadler Gibb and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the accounting firm. The services and fees must be deemed compatible with the maintenance of the accounting firm’s independence, including compliance with SEC rules and regulations.

Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved.

During 2020, no fees for services outside the audit, review or attestation that exceeded the waiver provisions of 17 CFR 210.2-01(o)(7)(i)(c) were approved by the Audit Committee.

OTHER MATTERS

Participants in the Company’s Solicitation

Under applicable SEC regulations, each of the Company’s directors and certain executive officers and other employees of the Company are deemed to be “participants” in this proxy solicitation. Please refer to the sections entitled “Security Ownership of Certain Beneficial Owners” and “Certain Information Regarding Participants in this Proxy Solicitation” in Annex A for information about our directors and certain of our executive officers who may be deemed to be participants in the solicitation. Except as described in this Proxy Statement, there are no agreements or understandings between the Company and any such participants relating to employment with the Company or any future transactions.

Other than the persons described above, no general class of employee of the Company will be employed to solicit Stockholders. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as set forth above, neither the Company nor any person acting on its behalf has employed, retained or agreed to compensate any person to make solicitations or recommendations to Stockholders of the Company concerning the proxy solicitation.

Cost of Solicitation

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of our Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to Stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to Stockholders and obtaining voting instructions from beneficial owners. In addition to soliciting proxies by mail, directors, officers and employees may solicit proxies on behalf of the Board without additional compensation, personally or by telephone. We may also solicit proxies by email from Stockholders who are our employees or who previously requested to receive proxy materials electronically.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2020 and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. Except as required by applicable law, all information contained herein is as of the date of this Proxy Statement and the Company does not intend to update this information.

20

Stockholder Proposals for the 2020 Annual Meeting of ProLung Stockholders

Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in the Company’s proxy materials for the 2020 annual meeting of Stockholders, a Stockholder proposal must be received in writing by the Company by April 9, 2021 and otherwise comply with all requirements of the SEC for Stockholder proposals. The Company’s address is 350 W. 800 N., Suite 214, Salt Lake City, Utah 84103.

In addition, our Bylaws provide that any Stockholders who desires to bring a proposal before an annual meeting, or to nominate persons for election as directors, must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice must be received at the principal executive office of the Company not later than the close of business on the 90th day (April 9, 2021), nor earlier than the close of business on the 120th day (March 9, 2021) in advance of the anniversary of the 2020 Annual Meeting (assuming the annual meeting is held within 30 days of the anniversary of the 2020 Annual Meeting). If the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, notice must be received not later than seven calendar days following the day on which public announcement of the date of the annual meeting is first made. The notice must describe the Stockholder proposal in reasonable detail and provide certain other information required by our Bylaws.

Delivery of Documents to Stockholders Sharing an Address

In instances in which multiple holders of the Common Stock share a common address and are the beneficial owners, but not the record holders, of those shares of Common Stock, the holders’ banks, brokers or other nominees may only deliver one copy of this Proxy Statement and the Company’s 2020 Annual Report to Stockholders, unless the applicable bank, broker or nominee has received contrary instructions from one or more of the Stockholders. The Company will deliver promptly, upon written request, a separate copy of this Proxy Statement and the Company’s 2020 Annual Report to Stockholders to any Stockholder at a shared address to which a single copy of the documents was delivered. A Stockholder who wishes to receive a separate copy of this Proxy Statement and the Company’s 2020 Annual Report to Stockholders should submit a request in writing to Jared Bauer, Chief Executive Officer of the Company, 350 W. 800 N., Suite 214, Salt Lake City, Utah 84103 or calling 877-777-2857. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all Stockholders at the shared address in the future.

Additional Matters Presented at the Annual Meeting

The Company’s management does not know of any other matter to be presented for action at the Annual Meeting. However, if any other matters should be properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

Appraisal Rights

Stockholders do not have appraisal rights under Delaware law in connection with the matters to be voted on at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF
PROXY SOLICITATION MATERIALS

The proxy solicitation materials for the Company’s solicitation of proxies, including this Proxy Statement, are available over the Internet on our website www.viewproxy.com/IONIQ/2020. Information on our website does not constitute part of the Company’s proxy solicitation materials.

21

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to our website, the address of which is www.viewproxy.com/IONIQ/2020. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated by reference.

Stockholders are entitled to express their views regarding the topics raised in this Proxy Statement or other matters directly to the Company through written communications sent directly to the attention of the Board, any individual director or the “non-employee directors” as a group, by written communications addressed in care of IONIQ Sciences, 350 W. 800 N., Suite 214, Salt Lake City, Utah 84103.

For Registered Holders to vote: www.FCRVote.com/IONQ

For Registered Holders to vote via Phone, please call: 1-866-402-3905

The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available on the Internet at www.viewproxy.com/IONIQ/2020 or call IONIQ Sciences at 801-736-0729.

If you have any questions or require any assistance with voting, please contact IONIQ Sciences at 801-736-0729.

* * * * * * * * *

22

The contents and sending of this Proxy Statement have been approved by the directors of the Company.

Dated as of the 14th day of May, 2021.

PROLUNG, inc.

/s/ Jared Bauer
Jared Bauer, Chief Executive Officer

23

ANNEX A

CERTAIN INFORMATION REGARDING PARTICIPANTS

IN THIS PROXY SOLICITATION

Beneficial Ownership of the Common Stock by Associates of Participants

To the best of the Company’s knowledge, none of the participants in the Company’s solicitation of proxies has any “associates” (as defined in Rule 14a-1 under the Exchange Act) who beneficially own any shares of the Common Stock.

Beneficial Ownership of Securities of the Company’s Subsidiaries

To the best of the Company’s knowledge, none of the participants in the Company’s solicitation of proxies beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Company.

Other Proceedings

On April 23, 2019, the Utah Division of Securities (the “Division”) filed a Notice of Agency Action and an Order to Show Cause before the Division of Securities of the Department of Commerce of the State of Utah against the Company, Jared Bauer (Bauer) and former Board Members (Clark Campbell, Tim Treu, Todd Morgan and Robert Raybould).

In January 2020, the Division issued a Stipulation and Consent Order which set forth the following: 1) the Company agrees to settle the matter with the Division by way of the Stipulation and Consent Order; 2) the Stipulation and Consent Order fully resolves all claims the Division has against the Company pertaining to the Order to Show Cause; 3) the Division, the Company and Bauer, agree to promptly file a stipulation and joint motion to dismiss the Company and Bauer from this administrative action, with respect to Count 1 against the Company and Bauer (the only claim brought against Bauer); 4) In or about April 2014, the Company Board of Directors circulated a consent agreement regarding the issuance of 72,763 Company stock certificates to select members of the Company Board of Directors in connection with “financing services provided” by those members; 5) In or about April 2014, the Company issued stock grants of 27,000 shares to Robert W. Raybould, 2,044 shares to Steve Eror, 7,969 shares to Tim Treu; 24,188 shares to Clark Campbell; and 12,188 shares to Todd Morgan; 6) Subsequent to issuance of those shares, ProLung was informed by counsel of potential consequences for Pro Lung employing unlicensed agents and individuals receiving the shares as compensation directly for sale of securities without a securities license, as opposed to receiving shares as compensation for generalized board service. Subsequently, no further shares were issued as compensation for fundraising. Mr. Eror returned his shares to the Company. However, Raybould, Treu, Campbell and Morgan did not return their shares to the Company. The Company did not disclose the potential licensing violation until on or about December 3, 2018, in its Note Purchase Agreements.

As set forth by the Company in its Form 8-K dated November 27, 2019, Campbell, Treu, Morgan, and Raybould entered into Stipulation and Consent Orders wherein they returned shares of stock to the Company’s treasury and paid fines to the Division of Securities.

On January 9, 2020, the Division entered an order as follows: 1) entering certain Findings and Conclusions by the Division, which ProLung admitted via a Stipulation and Consent Order; 2) ordering ProLung to cease and desist from violating Utah Uniform Securities Act (the “Act”) and to comply with the requirements of the Act in all future business in the state of Utah; 3) ordering ProLung to disclose the contents of the order to investors and prospective investors in all future capital raising efforts and disclosure documents of ProLung; and 4) Ordering ProLung to pay a fine of $55,000 to the Division. Through September 30, 2020, the Company had paid $33,125 toward the fine leaving $21,875 still owed at September 30, 2020.

24

Miscellaneous Information Concerning Participants

Except as described in this Proxy Statement, none of the participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) owns any securities of the Company of record not beneficially, (iii) has purchased or sold any of such securities within the past two years or (iv) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. No part of the purchase price or market value of any of the Company’s securities owned by any participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Except as disclosed in this Proxy Statement, none of the participants’ associates beneficially owns, directly or indirectly, any of the Company’s securities. Other than as disclosed in this Proxy Statement, neither the Company nor any of the participants has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon pursuant to this Proxy Statement or is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this the Proxy Statement, none of the Company, the participants or any of their affiliates has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of the Company’s subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than as set forth in this Proxy Statement, none of the Company, any of the participants or any of their affiliates has any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Other than as set forth in this Proxy Statement, there are no material legal proceedings in which any of the directors or executive officers of the Company is a party adverse to the Company or any of its subsidiaries, or proceedings in which such directors or executive officers have a material interest adverse to the Company or any of its subsidiaries. Other than as set forth in this Proxy Statement, none of the Company or any of the other participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Our Certificate of Incorporation provides that no officer or director shall be personally liable to this corporation or our Stockholders for monetary damages except as provided pursuant to Delaware law. Our Certificate of Incorporation and Bylaws also provide that we shall indemnify and hold harmless each person who serves at any time as a director, officer, employee or agent of the Company from and against any and all claims, judgments and liabilities to which such person shall become subject by reason of the fact that he is or was a director, officer, employee or agent of the Company and shall reimburse such person for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. We also have the power to defend such person from all suits or claims in accord with the Delaware law. The rights accruing to any person under our Certificate of Incorporation and Bylaws do not exclude any other right to which any such person may lawfully be entitled, and we may indemnify or reimburse such person in any proper case, even though not specifically provided for by our Certificate of Incorporation and Bylaws.

25

FORM OF WHITE PROXY CARD

ProLung, Inc. dba IONIQ Sciences

Annual Meeting of Stockholders

on July 9, 2021

The undersigned Stockholders of ProLung, Inc. (the “Company”) hereby nominates, constitutes and appoints Don A. Patterson, Director, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on the 9th day of July, 2021 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at said Annual Meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominee is specifically directed to vote the shares represented by this proxy as indicated below. This Proxy is solicited by the Board.

This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Annual Meeting, matters incident to the conduct of the Annual Meeting and any other matter which may properly come before the Annual Meeting about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy material to Stockholders and in such manner as such nominee in his or her judgment may determine.

A Stockholder has the right to appoint a person to attend and act for him or her and on his or her behalf at the Annual Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

To be valid, this proxy must be received not later than 24 hours (excluding Saturdays and holidays) before the time of holding the Annual Meeting or adjournment thereof or delivered to the Vice Chair of the Board on the day of the Annual Meeting or adjournment thereof.

The nominee is directed to vote the shares represented by this proxy as follows:

(1) ELECTION OF DIRECTOR, to serve until the 2023 annual meeting of Stockholders of the Company or until his or her successor shall have been duly elected, unless earlier terminated in accordance with the bylaws of the Company (Proposal 1 in the Notice of Annual Meeting):

[ ]	FOR the nominee listed below.

[ ]	WITHHOLD AUTHORITY to vote for the nominee listed below.

Mr. Jim Hogan

[Please complete the Proxy on the back]

(2) PROPOSAL TO RATIFY THE APPOINTMENT OF Sadler Gibb, LLC to serve as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2020 (Proposal 2 in the Notice of Annual Meeting):

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

(3) At the nominee’s discretion upon any amendments or variations to matters specified in the Notice of Annual Meeting, matters incident to the conduct of the Annual Meeting, and upon any other matters as may properly come before the Annual Meeting or any adjournments thereof about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy materials to Stockholders.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED FOR AT THE ANNUAL MEETING AND, WHERE A STOCKHOLDER HAS SPECIFIED A CHOICE, WILL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOR OF THE NOMINEES OF THE BOARD FOR DIRECTOR AND IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS, BOTH OF WHICH ARE SET FORTH IN THE PROXY STATEMENT ACCOMPANYING THIS PROXY, WHICH IS INCORPORATED HEREIN BY REFERENCE AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________, 2021.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

1)	This proxy must be signed by the Stockholder or the Stockholder’s attorney duly authorized in writing, or, if the Stockholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

2)	A person appointed as nominee to represent a Stockholder need not be a Stockholder of the Company.

3)	If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Company.

4)	Each Stockholder who is unable to attend the Annual Meeting is respectfully requested to mark, date and sign this proxy card and return it in the postage-paid envelope we have provided or return it to: Jared Bauer, CEO, 350 W. 800 N., Suite 214, Salt Lake City, Utah 84103.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 9, 2021: The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available on the Internet at www.viewproxy.com/IONIQ/2020.

IONIQ SCIENCES, INC.

PROXY FOR ANNUAL MEETING TO BE HELD VIRTUALLY ON JULY 9, 2021 AT 11:30 AM LOCAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Don A. Patterson, Director, as attorney and proxy with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of IONIQ Sciences, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:30 a.m. on July 9, 2021 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://viewproxy.com/IONIQ/2020/htype.asp by 11:59 PM EDT on July 8, 2021. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled "Voting Information - Attending the Annual Meeting Virtually" and "Voting Information - Voting at the Annual Meeting Virtually".

The shares represented by this proxy will be voted as directed by the undersigned. IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY FOR CLASS III DIRECTOR AND (2) THE RATIFICATION OF SADLER, GIBB & ASSOCIATES LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

The Proxy Statement and our 2020 Form 10-K Report to Stockholders are available at: www.viewproxy.com/IONIQ/2020

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" the nominees listed and "FOR" Proposal 2.

1. Election of Class III directors:

   01 Jim Hogan

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

NOTE: Please mark, date and sign this proxy card and return it in the accompanying envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

Date: ______________________________

____
Signature

____
Signature (if held jointly)

VIRTUAL CONTROL NUMBER

→ [ ]

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

VIRTUAL CONTROL NUMBER

→ [ ]

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting

INTERNET

Vote Your Proxy on the Internet:

Go to www.FCRvote.com/IONQ

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone: Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.